UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21652

Fiduciary/Claymore MLP Opportunity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

Claymore Advisors, LLC

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

www.fiduciaryclaymore.com

... your pipeline to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore MLP Opportunity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2  |  SemiAnnual Report  |  May 31, 2006

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder |

We are pleased to submit the semiannual report to shareholders for Fiduciary/Claymore MLP Opportunity Fund covering the period from December 1, 2005 through May 31, 2006. As you may know, the Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. To achieve that objective, the Fund primarily invests in master limited partnerships (“MLPs”), which can provide shareholders with attractive tax-deferred income.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser and manages a wide range of institutional products and was a pioneer in the management of MLP assets. As of May 31, 2006, Fiduciary managed or supervised approximately $17.2 billion in assets.

In this six-month period, the Fund generated a total return of 7.68% based on net asset value (“NAV”), which includes the reinvestment of quarterly dividends. The Fund’s NAV increased to $20.66 on May 31, 2006 up from $19.78 on November 30, 2005. The Fund also gained ground on a market value basis with a total return of 5.42%, which includes the reinvestment of quarterly dividends. The Fund’s market price was $18.35 on May 31, 2006, up from $17.99 on November 30, 2005. Despite the Fund’s positive share price performance in this period, it still traded at a discount to NAV on May 31, 2006. This discount from NAV highlights the fact that many closed-end funds, even those who have delivered positive NAV returns, have fallen out of favor with investors recently. We believe that this discount represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP that is described in detail on page 21 of this report.

The Fund’s most recent quarterly dividend of $0.3125 per share was declared on April 4, 2006, and represented a distribution yield of 6.81% based on the Fund’s closing market price of $18.35 on May 31, 2006.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. You’ll find information on Fiduciary Asset Management’s investment philosophy, their views on the MLP market environment and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso

Fiduciary/Claymore MLP Opportunity Fund

SemiAnnual Report  |  May 31, 2006  |  3

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers |

Fiduciary/Claymore MLP Opportunity Fund (FMO) is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Manager James Cunnane, Jr., CFA discusses the Fund’s performance for the semiannual fiscal period from December 1, 2005 through May 31, 2006.

Will you provide an overview of the master limited partnership (“MLP”) market during the six-month period?

The six-month period was positive for the MLP group. Overall MLP distribution growth exceeded our expectations, driven by continued strong fundamental operating performance and a growth environment for infrastructure assets in general. The increased distributions provided a boost to MLP unit prices. Investor interest in MLPs continued to expand as the market capitalization and liquidity of the group expanded. The news was not all positive. The MLP market struggled to digest a large amount of new supply in the form of MLP initial public offerings and secondary offerings of existing MLPs late in 2005 and early 2006.

In our view the MLPs’ combination of high yield, growth potential, tax deferrals, and low correlation to other asset classes continues to make them very attractive in comparison to growth and income alternatives. An investment in the Fund, which produces a 1099 and is eligible for ownership in tax-deferred and tax-exempt accounts, is a convenient way to access the MLP market. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to be treated as a regulated investment company. Instead, the Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, it is subject to corporate income tax to the extent that the Fund recognizes taxable income.

How did rising crude oil prices and growing demand from the global economy play a part in the performance of the MLP market?

Historically, a surge in energy infrastructure spending has been followed by a sustained increase in commodity prices. When commodity prices rise, new regions of undeveloped resources look more attractive, advanced technologies become more economical and politicians create legislation to prompt the development of new supply. We saw all three of these factors at work in the MLP market as crude oil remained near historic high levels.

New Regions. As oil and gas prices rose, companies expanded exploration and drilling spending. There was surge in rig counts throughout Texas, the mid-continent and the Rockies. Canadian oil sands spending and development also remain robust. Expanding supply requires more pipelines and transportation capacity to get the oil and gas to market. This demand directly benefited many of the MLPs in the midstream energy sector. We believe that our portfolio of MLPs is well positioned to benefit from supply growth.

Technology. Higher commodity prices make advanced technologies for energy recovery more economical. Producers seek new ways to retrieve high cost reserves and to utilize existing resources. For example, we are seeing increased technology spending in the coal area. Coal-to-gas and coal-to-liquids technologies are more feasible at higher commodity price levels and there are several companies focused on expanding their use of these technologies. Our portfolio seeks to own MLPs benefiting from higher utilization of advanced technologies.

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FMO  |  Fiduciary/Claymore MLP Opportunity Fund  |  Questions & Answers continued

Legislation. As gasoline prices at the pump neared $3 per gallon legislation has been enacted to prompt the development of new domestic supply. Recently passed legislation requires the use of renewable fuel sources, such as ethanol and biodiesel, to approximately double by 2012. Several MLPs are already active in blending ethanol into gasoline supplies and more infrastructure will be needed to handle the increased inventory of these renewable fuel sources. We anticipate that future legislation will expand the opportunities for MLPs to participate in the growing utilization of renewable fuel sources. We are interested in owning MLPs positioned to benefit from legislative change.

How did the Fund perform during the period?

The Fund performed well during the semiannual period. On a net asset value (“NAV”) basis, the Fund provided a total return of 7.68%, including the reinvestment of dividends. On a market price basis, the Fund provided a total return of 5.42%, including the reinvestment of dividends. While we’re pleased with the Fund’s positive market price performance, we’re disappointed that FMO trades at a significant discount to its net asset value. On May 31, 2006 the Fund’s NAV was $20.66 versus a share price of $18.35.

When considering the contrast between market value and NAV performance, it is important to consider the special tax structure of the Fund. The Fund gained ground on a NAV basis, but the portfolio gains of the Fund were much higher. For every dollar earned by the Fund, the NAV tends to rise by a smaller amount. That is because the Fund is a taxable entity, meaning that there is a deferred tax liability that builds up in the NAV as the portfolio appreciates. This structure provides a mechanism to keep the NAV reflecting the after-tax value of the portfolio. With that said, we still have those additional assets to manage until we sell the underlying securities, subsequently realize any gains and finally pay taxes on the sold securities, all of which could be years away.

We believe our total return focus was an important contributor to the Fund’s positive performance. The portfolio is concentrated in larger and stronger MLPs but we also maintain a substantial position in some of the smaller and faster growing MLPs. On a sector basis, the Fund was helped by its large position in the midstream energy infrastructure MLPs and was hurt by the overweight in coal MLPs, which pulled back in the period after a strong upward run in 2005.

Will you provide more detail on the sector positioning within the Fund?

We kept the Fund invested across the MLP market but maintained most of its exposure in just a couple of sectors. As in the past, we perceived the best opportunities for investment to be within the midstream energy infrastructure group in which we invested approximately 86% of the Fund’s long-term investments, followed by the coal sector, which represented approximately 8% of long-term investments. We maintained minimal exposure in the propane and marine transport groups at approximately 5% and 1% of long-term investments, respectively.

Please tell us more about investments that helped performance?

Midstream energy infrastructure MLPs. The midstream energy sector remained the Fund’s largest allocation and was also the strongest contributor to positive performance. A variety of factors came together to support the midstream MLPs this period. Higher commodity prices enabled energy companies to spend

SemiAnnual Report  |  May 31, 2006  |  5

FMO  |  Fiduciary/Claymore MLP Opportunity Fund  |  Questions & Answers continued

more to find and produce more resources. Expanding supply sources requires infrastructure expansions. The resulting organic growth opportunities for MLPs are substantial. Additionally, merger and acquisition levels remained above long-term average levels. High price differentials in a variety of product lines and supply regions boosted profit margins and provided benefits to many midstream MLPs. The result was growing cash flow and higher distributions to unitholders. Higher distributions tend to create more investor demand, which ultimately helps price performance. It is important to note that while we’re pleased with the high growth rate of distributions, we don’t think that distribution growth is sustainable at current levels over the long term. During the six-month period, the average annualized distribution growth rate was approximately 10%. We think a growth level of about 6% is reasonable to expect over the long term.

Energy Transfer Partners (13.0% of long-term investments) was among the Fund’s best performing MLPs over the six month period. Once a propane partnership, Energy Transfer has transformed itself into a broad based midstream infrastructure partnership. Energy Transfer has benefited from organic growth opportunities stemming from past acquisitions and increased exploration activity in their markets. High natural gas price differentials between markets in West Texas and markets in East Texas and Louisiana also helped bolster profits.

Please tell us more about investments that hurt performance?

Coal MLPs. After a year of strong gains for the Fund, the price of the portfolio’s coal MLPs declined and detracted from returns. While we were disappointed with the performance in this brief period, we believe that the valuations of coal MLPs remain reasonable. Fundamentally, we believe the coal demand outlook remains strong. Coal is an abundant resource in the U.S. Oil and natural gas prices remain at elevated levels. Therefore we expect coal to remain the primary fuel source in the base-load generation of electricity. Of course, coal MLPs are subject to price risk. Should the prices of oil and natural gas decline substantially, spot coal prices will most likely decrease and could impact the results of the coal MLPs. We are encouraged by the growing global demand and domestic supply constraints we’ve witnessed over the last several years. We are optimistic about the prospects of an expanded market for coal-generated energy, aided by higher commodity prices and advancements in coal conversion technologies.

Alliance Resource Partners (4.7% of long-term investments), is a coal MLP that operates coal mines and sells coal to electric utility companies. The issue, one of the largest in the coal MLP market, weakened in the period. Alliance’s fundamental outlook remains strong and the near-term price decline probably reflects a reversion to the mean more than anything else. Alliance Resource Partners’ price more than quadrupled in value over the period beginning in early 2003 and ending in mid-2005.

Marine MLPs. The Fund’s position in marine transportation modestly underperformed the market, but did not impact performance significantly because of its small allocation within the Fund, approximately 1% of long-term investments. These MLPs facilitate the transportation of energy products over water. They provide an alternative to transporting energy through pipelines, which is not always feasible between some

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FMO  |  Fiduciary/Claymore MLP Opportunity Fund  |  Questions & Answers continued

geographic areas. Although the marine MLPs have generally met the expectations of the market, investors have recently been drawn to MLPs producing results above their expectations for marine MLPs.

Was the Fund’s leverage beneficial during this period?

Overall the Fund’s use of leverage in the period was beneficial. The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

From a capital appreciation standpoint, the Fund’s use of leverage was beneficial. It enabled the Fund to increase its participation in the growing MLP market, which performed well. Although the Fund appreciated in value more than it could have without the leverage, the cost of the leverage actually rose faster than the distributions the Fund received from its holdings over the past six months. So, in terms of cash flow, the leverage had a negative impact during this period, but in terms of overall capital appreciation it helped. It is our opinion that we are nearing the end of the Federal Reserve Board’s short-term interest rate tightening cycle. Over the next year, we expect short-term rates to be flat or to trend down slightly, which would potentially enhance the benefits from the Fund’s leverage.

What is your outlook for the MLP market?

We remain bullish on the MLP market. In our opinion, MLPs continue to offer the best combination of current yield and growth potential available in the marketplace and outshine other types of growth and income investments such as fixed income, utilities and real estate investment trusts.

The schedule of planned MLP equity offerings is large and could cause some pressure in the market over the next few months. This may create buying opportunities for longer-term investors in the MLP marketplace.

We expect to see more announcements of organic growth projects and continued merger and acquisitions activity within the MLP market, which we believe will be beneficial and should drive distribution growth. A significant percentage of MLP distributions are tax deferred until the asset is sold. That may allow the Fund to pass through an almost entirely tax-deferred dividend yield for the first couple of years of operations. This tax deferral can be an important benefit to an investor’s portfolio.

Another attractive attribute is the diversification benefits that investments in MLPs can provide as they have a historically low correlation to other types of investments.

SemiAnnual Report  |  May 31, 2006  |  7

FMO  |  Fiduciary/Claymore MLP Opportunity Fund  |  Questions & Answers continued

FMO Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Because of the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP’s tax deductions. The percentage of an MLP’s distributions that is offset by the MLP’s tax deductions will fluctuate over time.

The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund’s taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to Common Shareholders will consist of tax-deferred return of capital.

The Fund’s potential issuance of preferred shares and use of other forms of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund’s common shares; fluctuations in the dividend rates on any preferred shares or interest rates on other forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund’s common shares, may reduce the Fund’s total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund’s potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

8  |  SemiAnnual Report  |  May 31, 2006

FMO  |   Fiduciary/Claymore MLP Opportunity Fund

Fund Summary  |  As of May 31, 2006 (unaudited)

Fund Statistics
Share Price	$18.35
Common Share Net Asset Value	$20.66
Premium/(Discount) to NAV	-11.18%
Net Assets ($ 000)	$373,261

Total Returns (Inception 12/28/04)	Market	NAV
Since Inception (annualized)	-0.49%	11.47%
One Year	1.29%	11.15%
Six Months	5.42%	7.68%

Top Sectors	% of Long-Term Investments
Midstream Energy Infrastructure	86.5%
Coal	7.5%
Propane	4.9%
Shipping	1.1%

Top Ten Issuers	% of Long-Term Investments
Energy Transfer Partners, L.P.	13.0%
Magellan Midstream Partners, L.P.	10.2%
Enterprise GP Holdings L.P.	8.2%
Copano Energy, L.L.C.	7.0%
Kinder Morgan Energy Partners, L.P.	5.2%
Plains All American Pipeline, L.P.	5.0%
Alliance Resource Partners, L.P.	4.7%
Holly Energy Partners, L.P.	4.7%
Crosstex Energy, L.P.	4.6%
Enbridge Energy Partners, L.P.	3.8%

Sectors and Issuers are as a percentage of long-term investments, and are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations. Past performance is no guarantee of future results.

Share Price & NAV Performance

Distributions to Shareholders

SemiAnnual Report  |  May 31, 2006  |  9

FMO  |   Fiduciary/Claymore MLP Opportunity Fund

Portfolio of Investments  |  May 31, 2006 (unaudited)

Number of Shares		Value
	Master Limited Partnerships and MLP Affiliates – 150.9%

	Coal – 11.4%
715,600	Alliance Resource Partners, L.P.	$26,491,512
113,200	Natural Resource Partners, L.P.	6,201,096
62,800	Natural Resource Partners, L.P., subordinated units	3,300,140
250,500	Penn Virginia Resource Partners, L.P.	6,465,405

		42,458,153

	Midstream Energy Infrastructure – 130.5%
129,300	Atlas Pipeline Partners, L.P.	5,300,007
129,400	Boardwalk Pipeline Partners, L.P.	2,998,198
892,857	Clearwater Natural Resources, L.P. (Acquired 08/01/05, Cost $17,857,143) (a)(b)	17,857,143
846,402	Copano Energy, L.L.C.	39,493,117
752,167	Crosstex Energy, L.P.	25,844,458
548,775	DCP Midstream Partners, L.P.	15,596,186
490,675	Enbridge Energy Partners, L.P.	21,354,176
1,620,580	Energy Transfer Partners, L.P.	73,315,039
1,298,500	Enterprise GP Holdings L.P.	46,096,750
119,020	Enterprise Products Partners L.P.	2,999,304
11,000	Genesis Energy, L.P.	132,110
255,700	Hiland Partners, L.P.	10,813,553
659,450	Holly Energy Partners, L.P.	26,457,134
617,950	Kinder Morgan Energy Partners, L.P.	29,167,240
490,258	Kinder Morgan Management, L.L.C. (c)	21,311,515
1,661,086	Magellan Midstream Partners, L.P.	57,540,019
186,250	Markwest Energy Partners, L.P.	8,008,750
113,097	Markwest Energy Partners, L.P. (Acquired 11/09/05, Cost $4,926,624) (a)(b)	4,534,907
195,340	Oneok Partners L.P.	9,708,398
559,600	Pacific Energy Partners, L.P.	17,515,480
441,200	Plains All American Pipeline, L.P.	21,398,200
93,458	Plains All American Pipeline, L.P. (Acquired 03/22/06, Cost $4,000,002) (a)(b)	4,521,084
46,729	Plains All American Pipeline, L.P. (Acquired 04/21/06, Cost $2,000,001) (a)(b)	2,251,694
147,400	Regency Energy Partners, L.P.	3,287,020
98,295	Valero, L.P.	5,060,227
426,400	Williams Partners, L.P.	14,719,328

		487,281,037

	Propane – 7.4%
36,762	Global Partners, L.P.	$759,503
524,100	Inergy Holdings, L.P.	17,127,588
360,600	Inergy, L.P.	9,537,870

		27,424,961

	Shipping – 1.6%
39,100	K-Sea Transportation Partners, L.P.	1,216,010
18,900	Martin Midstream Partners, L.P.	590,058
36,000	Teekay LNG Partners, L.P. (Marshall Island)	1,106,280
151,500	U.S. Shipping Partners, L.P.	3,151,200

		6,063,548

	Total Master Limited Partnerships and MLP Affiliates (Cost $467,756,681)	563,227,699

	Incentive Distribution Rights – 0.0%
43	Clearwater Natural Resources, L.P. (Acquired 08/01/05, Cost $0) (a)(b)(d)	—

Principal Amount		Value
	Short Term Investments – 2.5%

	U.S. Government and Agency Securities – 2.5%
$9,200,000	Federal Home Loan Bank Discount Note, yielding 4.82%, 06/01/06 (Amortized cost $9,200,000)	$9,200,000

	Total Investments – 153.4% (Cost $476,956,681)	572,427,699

	Borrowings Outstanding (40.2% of Net Assets or 26.2% of Total Investments)	(150,000,000)

	Liabilities in Excess of Other Assets – (13.2%)	(49,167,108)

	Net Assets – 100.0%	$373,260,591

L.L.C. – Limited Liability Corporation

L.P. – Limited Partnership

MLP – Master Limited Partnership

(a)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, restricted securities aggregate market value amounted to $29,164,828 or 7.8% of net assets.
(b)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $29,164,828 which represents 7.8% of net assets.
(c)	While non-income producing, security makes regular in-kind distributions.
(d)	Non-income producing security.

See notes to financial statements.

10  |  SemiAnnual Report  |  May 31, 2006

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Assets and Liabilities | May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $476,956,681)	$572,427,699
Cash	22,584
Receivable for investments sold	2,398,864
Other assets	524,336

Total assets	575,373,483

Liabilities
Borrowings	150,000,000
Deferred tax liability	39,735,802
Current tax liability	336,494
Payable for investments purchased	10,808,101
Interest due on borrowings	579,423
Advisory fee payable	441,290
Administration fee payable	10,016
Accrued expenses and other liabilities	201,766

Total liabilities	202,112,892

Net Assets	$373,260,591

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 18,067,021 shares issued and outstanding	$180,670
Additional paid-in capital	315,992,922
Net unrealized appreciation on investments, net of deferred tax	56,098,920
Accumulated net realized gain on investments, net of deferred tax	4,158,791
Accumulated net investment loss, net of deferred tax	(3,170,712)

Net Assets	$373,260,591

Net Asset Value (based on 18,067,021 common shares outstanding)	$20.66

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  11

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations  |  For the six months ended May 31, 2006 (unaudited)

Investment Income
Dividends (net of return of capital distributions received of $11,349,036)	$6,021,785
Interest	91,263
Other Income	20,000

Total income		$6,133,048

Expenses
Advisory fee	2,561,686
Professional fees	91,680
Trustees’ fees and expenses	71,830
Administration fee	60,918
Fund accounting	53,751
Commercial paper issuance costs	51,021
Custodian fee	38,082
Transfer agent fee	34,343
Printing expense	30,470
Insurance	22,345
Miscellaneous	14,290
NYSE listing fee	13,104
Interest expense on borrowings	3,743,229

Total expenses		6,786,749

Net investment loss before taxes		(653,701)

Deferred tax benefit		280,143

Net investment loss		(373,558)

Realized and Unrealized Gain on Investments
Net realized gain/(loss) on investments before taxes		1,601,578
Deferred tax expense		(686,355)

Net realized gain on investments		915,223

Net change in unrealized appreciation on investments before taxes		46,495,488
Deferred tax expense		(19,925,621)

Net unrealized appreciation on investments		26,569,867

Net realized and unrealized gain on investments		27,485,090

Net Increase in Net Assets Resulting from Operations		$27,111,532

See notes to financial statements.

12  |  SemiAnnual Report  |  May 31, 2006

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statements of Changes in Net Assets  |

	For the six months ended May 31, 2006 (unaudited)	For the Period December 28, 2004* through November 30, 2005
Increase in Net Assets from Operations
Net investment loss	$(373,558)	$(2,797,154)
Net realized gain/loss on investments	915,223	3,243,568
Net unrealized appreciation on investments	26,569,867	29,529,053

Net increase in net assets resulting from operations	27,111,532	29,975,467

Distributions to Common Shareholders from
Return of capital	(11,291,888)	(16,921,651)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	343,991,000
Reinvestment of dividends	—	1,016,447
Common share offering costs charged to paid-in capital	—	(720,400)

Net increase from capital share transactions	—	344,287,047

Total increase in net assets	15,819,644	357,340,863

Net Assets
Beginning of period	357,440,947	100,084

End of period (including accumulated net investment loss of $3,170,712 and $2,797,154, respectively, net of deferred tax benefit)	$373,260,591	$357,440,947

*	Commencement of investment operations.

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  13

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

Statement of Cash Flows  |  For the six months ended May 31, 2006 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$27,111,532

Adjustments to Reconcile Net Increase in Net Assets
Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net unrealized appreciation on investments	(46,495,488)
Net accretion of bond discount and amortization of bond premium	(82,612)
Net realized gain/loss on investments	(1,601,578)
Purchases of long-term investments	(47,746,868)
Proceeds from sale of long-term investments	40,516,185
Net purchase of short-term investments	(4,117,569)
Decrease in receivable for investments sold	2,717,986
Increase in other assets	(43,246)
Increase in payable for deferred tax	19,995,339
Increase in payable for current tax	336,494
Decrease in interest due on borrowings	(49,782)
Increase in advisory fee payable	19,502
Increase in payable for investments purchased	10,471,528
Decrease in accrued expenses and other liabilities	(177,658)
Return of capital distributions received	9,518,386

Net Cash Used in Operating and Investing Activities	10,372,151

Cash Flows From Financing Activities:
Net proceeds from the issuance of Common Shares	—
Reinvestment of dividends	—
Return of capital distributions	(11,291,888)
Increase in borrowings	—
Offering expenses in connection with the issuance of Common Shares	—

Net Cash Provided by Financing Activities	(11,291,888)

Net decrease in cash	(919,737)
Cash at Beginning of Period	942,321

Cash at End of Period	$22,584

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$3,793,012

See notes to financial statements.

14  |  SemiAnnual Report  |  May 31, 2006

FMO | Fiduciary/Claymore MLP Opportunity Fund

Financial Highlights  |

Per share operating performance for a share outstanding throughout the period	For the six months ended May 31, 2006 (unaudited)	For the Period December 28, 2004* through November 30, 2005
Net asset value, beginning of period	$19.78	$19.10 (b)

Income from investment operations
Net investment loss(a)	(0.04)	(0.26)
Net realized and unrealized gain on investments	1.55	1.92

Total from investment operations	1.51	1.66

Common shares’ offering expenses charged to paid-in capital	—	(0.04)

Distributions to Common Shareholders
Return of capital	(0.63)	(0.94)

Net asset value, end of period	$20.66	$19.78

Market value, end of period	$18.35	$17.99

Total investment return(c)
Net asset value	7.68%	8.38%
Market value	5.42%	-5.81%

Ratios and supplemental data
Net assets, end of period (thousands)	$373,261	$357,441
Ratios to Average Net Assets applicable to Common Shares:(d)
Total expenses, excluding interest expense and contingent deferred tax expense	1.68%	1.48%
Total expenses, including interest expense and contingent deferred tax expense	14.95%	8.41%
Interest expense	2.06%	1.02%
Contingent deferred tax expense	11.21%	5.91%
Net investment loss, including interest expense and contingent deferred tax expense	(11.57)%	(7.30)%
Net investment income (loss), excluding interest expense and contingent deferred tax expense	1.70%	(0.37)%
Ratios to Average Managed Assets:(d)(e)
Total expenses, excluding interest expense and contingent deferred tax expense	1.19%	1.19%
Total expenses, including interest expense and contingent deferred tax expense	10.59%	6.77%
Interest expense	1.46%	0.82%
Contingent deferred tax expense	7.94%	4.76%
Net investment loss, including interest expense and contingent deferred tax expense	(8.19)%	(5.88)%
Net investment income (loss), excluding interest expense and contingent deferred tax expense	1.21%	(0.30)%
Portfolio Turnover Rate	7%	41%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$150,000	$150,000
Asset coverage per $1,000 of indebtedness(f)	$3,488	$3,383

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Managed assets is equal to net assets plus outstanding leverage.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

SemiAnnual Report  |  May 31, 2006  |  15

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

Notes to Financial Statements  |  May 31, 2006 (unaudited)

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund’s income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, including restricted securities, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. These procedures consider factors such as discounts to publicly traded securities and/or securities with similar yields, quality, type of issue and duration. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the period from December 28, 2004 (commencement of operations) through November 30, 2005, the Fund estimated the percent allocation of investment income and return of capital for the distribution received from MLPs listed on the Statement of Operations. Previously, the Fund estimated approximately 13% as investment income and approximately 87% as return of capital.

Subsequent to November 30, 2005, the Fund adjusted the amount of investment income and return of capital it recognized based on the 2005 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $1.7 million ($1.0 million net of deferred tax benefit), an increase in pre-tax realized gain of approximately $1.0 million ($0.6 million net of deferred tax expense) and a corresponding decrease in unrealized appreciation of investments of approximately $2.7 million ($1.6 million net of deferred tax expense) for the period from December 1, 2005 through May 31, 2006. The reclassification is reflected in the accompanying financial statements.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions following the end of the calendar year.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the “Sub-Adviser”), provide personnel including certain officers

16  |  SemiAnnual Report  |  May 31, 2006

FMO | Fiduciary/Claymore MLP Opportunity Fund  |  Notes to Financial Statements (unaudited) continued

required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser, out of its own resources, pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. For the six months ended May 31, 2006, the Fund recognized expenses of approximately $60,900 for these services.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to various state income taxes by reason of its investments in MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2006 is as follows:

Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation on investments
$458,393,362	$114,534,355	$(500,015)	$114,034,340

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by MLPs, in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. The Fund’s income tax provision consists of the following:

Current federal and state income taxes	$—
Net deferred federal income taxes	16,597,467
Net deferred state income taxes	3,734,366

Total net deferred tax expense	$20,331,833

Components of the Fund’s deferred tax liability as of May 31, 2006 are as follows:

Deferred tax assets:

Net operating loss carryforward	$7,330,256

Deferred tax liabilities:

Unrealized gain on investments	$42,351,432
Return of capital distributions received from investments	4,714,626

Gross tax deferred liability	47,066,058

Net deferred tax liability	$39,735,802

At November 30, 2005, the Fund had a net operating loss for federal income tax purposes of approximately $810,208. This net operating loss may be carried forward for 20 years, and would expire November 30, 2025.

At November 30, 2005 and at May 31, 2006, the Fund did not record a valuation allowance against its deferred tax assets.

Note 5 – Investments in Securities:

For the period ended May 31, 2006, purchases and sales of investments, excluding short-term securities, were $47,746,868 and $40,516,185, respectively.

Note 6 – Borrowings:

On July 15, 2005, the Fund entered into a commercial paper conduit funding agreement with a line of credit of $150,000,000. The Fund incurred an issuance cost of $500,000 associated with the $150,000,000 commercial paper conduit. This cost is being amortized to expense over a period of five years. Interest on the amount borrowed is based on the prevailing commercial paper rate plus 0.35% on an amount outstanding of their $150,000,000 loan and 0.15% for any unused amount. The commercial paper rate is reset periodically. At May 31, 2006, there was an outstanding borrowing of $150,000,000 in connection with the Fund’s borrowing. The average daily amount of borrowings during the period ended May 31, 2006 was $150,000,000 with a related weighted average interest rate of 4.56%. The maximum amount outstanding during the period ended May 31, 2006, was $150,000,000.

SemiAnnual Report  |  May 31, 2006  |  17

FMO  |  Fiduciary/Claymore MLP Opportunity Fund  |  Notes to Financial Statements (unaudited) continued

Note 7 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084, at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,067,021 issued and outstanding. Of this amount, the Fund issued 16,500,000 shares of common stock in its initial public offering and issued, pursuant to an over allotment option to the underwriters, an additional 1,000,000 shares on January 21, 2005 and 510,000 shares on February 7, 2005. All of these shares were issued at $19.10 per share after deducting the sales load.

Offering costs, estimated at $720,400 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser has agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share. In addition, the Fund’s Adviser has agreed to pay all of the Fund’s organizational costs.

Transactions in common shares were as follows:

	Period Ended May 31, 2006	Period Ended November 30, 2005
Beginning shares	18,067,021	5,240
Issuance of common share	—	18,010,000
Shares issued through dividend reinvestment	—	51,781

Ending shares	18,067,021	18,067,021

Note 8 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Note 9 – Restricted Securities:

The Fund may invest up to 40% of its Managed Assets (net assets plus any assets attributable to financial leverage) in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund’s Board of Trustees. As of May 31,2006, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares	Current Cost	Fair Market Value	Value Per Share at Acquisition Date (unrestricted)**	05/31/06 Price
Clearwater Natural Resources, L.P.*	8/01/05	43	$0	$0	—	$0.00
Clearwater Natural Resources, L.P.	8/01/05	892,857	$17,857,143	$17,857,143	—	$20.00
Markwest Energy Partners, L.P.	11/09/05	113,097	$4,926,624	$4,534,907	$48.70	$40.10
Plains All American Pipeline, L.P.	3/22/06	93,458	$4,000,002	$4,521,084	$45.38	$48.36
Plains All American Pipeline, L.P.	4/21/06	46,729	$2,000,001	$2,251,694	$44.36	$48.19

*	Incentive Distribution Rights.
**	Value of unrestricted common stock on the acquisition date of the restricted securities.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

Subsequent to May 31, 2006, the Fund declared a quarterly dividend of $0.3125 per share. This dividend is payable on July 31, 2006 to shareholders of record on July 14, 2006.

18  |  SemiAnnual Report  |  May 31, 2006

FMO | Fiduciary/Claymore MLP Opportunity Fund

Supplemental Information  |  (unaudited)

In January 2007, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Trustees

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Formerly, Senior Vice President Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	14	None.

Howard H. Kaplan Year of birth: 1969 Trustee	Since 2004	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice business law and litigation.	2	None.

Robert B. Karn III Year of birth: 1942 Trustee	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner, Arthur Andersen, LLP.	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	15	None.

Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Company, Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	17	None.

Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1957 Trustee	Since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	2	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–	Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

–	Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

–	Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.
††	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

SemiAnnual Report  |  May 31, 2006  |  19

FMO  |  Fiduciary/Claymore MLP Opportunity Fund  |  Supplemental Information (unaudited) continued

Officers

The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC. (Feb. 2006 - Present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

Jim Howley Year of birth: 1972 Assistant Treasurer	Since 2004	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Melissa Nguyen Year of birth: 1978 Secretary	Since 2006	Vice President of Claymore Securities, Inc.; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20  |  SemiAnnual Report  |  May 31, 2006

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment Plan  |  (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York, 13057-0463, Attention: Shareholder Services Department, Phone Number: (800) 701-8178.

SemiAnnual Report  |  May 31, 2006  |  21

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

Fund Information  |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.*

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso
Chief Executive and Legal Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Jim Howley
Assistant Treasurer

Melissa Nguyen
Secretary

Investment Adviser

Claymore Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC
St. Louis, Missouri

Accounting Agent, Custodian and Transfer Agent

The Bank of New York
New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP
Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057, (800) 701-8178

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com. In December 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

22  |  SemiAnnual Report  |  May 31, 2006

FMO  |  Fiduciary/Claymore MLP Opportunity Fund

About the Fund Managers  |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $17.2 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, quantitative and fundamental analysis uniquely constructed to achieve disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The manager seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary’s top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

SemiAnnual Report  |  May 31, 2006  |  23

Fiduciary Asset Management, LLC	Claymore Securities, Inc.
8112 Maryland Avenue,	2455 Corporate West Drive
Suite 400	Lisle, IL 60532
St. Louis, MO 63105	Member NASD/SIPC

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	August 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	August 2, 2006

By:	/s/ Steven M. Hill

Name:	Steven M. Hill

Title:	Treasurer and Chief Financial Officer

Date:	August 2, 2006